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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 25, 2002 included in BSQUARE Corporation's Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in or made a part of this registration statement.

                                        /s/ ARTHUR ANDERSEN LLP


         Seattle, Washington
         March 27, 2002



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